                                                                  EXHIBIT 23.4


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



To:  NCO Group, Inc.:

As independent public accountants, we hereby consent to the incorporation of our report dated May 5, 1998 on the December 31, 1997 MedSource, Inc. financial statements included in this NCO Group, Inc. Form 8-K, into NCO Group Inc.'s previously filed Form S-3 Registration Statement and Amendment No. 1 to Form S-3 Registration Statement (File No. 333-51787).


ARTHUR ANDERSEN LLP.

Philadelphia, Pa.,
   May 11, 1998